UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015 (April 30, 2015)

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 30, 2015 at the Company’s 2015 Annual Meeting of Shareholders, the Company’s shareholders approved the Owens & Minor, Inc. 2015 Stock Incentive Plan (“2015 Plan”), which had been approved by the Company’s board of directors on February 5, 2015 subject to shareholder approval. The description of the 2015 Plan included in the Company’s proxy statement filed with the Commission on March 18, 2015 is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Company’s 2015 Annual Meeting of Shareholders on April 30, 2015, the matters described below were voted upon and approved as indicated. There were 63,134,439 shares of common stock entitled to vote at the meeting and 57,177,739 shares were voted in person or by proxy (approximately 91% of shares entitled to vote).

(1)	Election of eleven directors, each for a one-year term, as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
James L. Bierman	52,317,434	336,861	47,683	4,475,761
Stuart M. Essig	52,408,350	256,734	36,894	4,475,761
John W. Gerdelman	52,454,229	210,072	37,677	4,475,761
Lemuel E. Lewis	52,365,845	299,202	36,931	4,475,761
Martha H. Marsh	52,433,428	228,403	40,147	4,475,761
Eddie N. Moore, Jr.	52,347,054	318,656	36,268	4,475,761
James E. Rogers	52,232,442	429,535	40,001	4,475,761
David S. Simmons	52,478,445	187,004	36,529	4,475,761
Robert C. Sledd	52,280,536	383,929	37,513	4,475,761
Craig R. Smith	52,211,374	452,715	37,889	4,475,761
Anne Marie Whittemore	52,355,748	308,259	37,971	4,475,761

(2)	Approval of the Owens & Minor, Inc. 2015 Stock Incentive Plan as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,617,225	975,852	108,901	4,475,761

(3)	Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,687,789	445,755	44,195	0

(4)	Advisory vote to approve the compensation of our named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,113,753	1,331,129	257,096	4,475,761

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1 Owens & Minor, Inc. 2015 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed March 18, 2015 (File No. 001-09810))

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: May 5, 2015	By:	/s/ Grace R. den Hartog
		Name:	Grace R. den Hartog
		Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Owens & Minor, Inc. 2015 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed March 18, 2015 (File No. 001-09810))